UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21832

Eaton Vance Tax-Managed Diversified Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Annual Report October 31, 2007

EATON VANCE
TAX-MANAGED
DIVERSIFIED
EQUITY INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael A. Allison, CFA
Eaton Vance Mgmt.
Co-Portfolio Manager

Walter A. Row, CFA
Eaton Vance Mgmt.
Co-Portfolio Manager

Ronald M. Egalka
Rampart Investment Mgmt.
Co-Portfolio Manager

The Fund

Performance for the Past Year

•      Based on share price, Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund), a diversified, closed-end investment management company traded on the New York Stock Exchange under the symbol ETY, had a total return of -3.63% for the period from inception on November 30, 2006, to October 31, 2007. This return resulted from a decrease in share price to $17.13 on October 31, 2007, from $19.10 (offering price of $20 per share, less all commissions) on November 30, 2006, plus the reinvestment of $1.388 per share in distributions .(1)

•      Based on net asset value (NAV), the Fund had a total return of 10.26% for the same period. This return resulted from an increase in NAV to $19.60 on October 31, 2007, from $19.10 (offering price of $20 per share, less all commissions) on November 30, 2006, plus the reinvestment of $1.388 per share in distributions.(1)

•      For comparison, management used a blended index consisting of an 80% weighting in the S&P 500 Index, an unmanaged market index commonly used to measure the performance of U.S. stocks, and a 20% weighting in the FTSE Eurotop 100 Index, a tradable index designed to represent the performance of the 100 most highly-capitalized blue chip companies in Europe. This blended index had a total return of 14.94% for the period from November 30, 2006 to October 31, 2007. On an individual basis, the S&P 500 Index had a total return of 12.42% and the FTSE Eurotop 100 Index had a total return of 24.69% for the same period. The CBOE S&P 500 BuyWrite Index (BXM), a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, had a total return of 7.53% for the same period. The Lipper Closed-End Value Funds Classification had an average total return of 8.98% at NAV and 3.29% at share price for the same period.(2)

Management Discussion

•      Major equity market indices posted strong returns during the 11-month period ended October 31, 2007, despite an increase in volatility to its highest level in nearly four years. Corporate earnings growth proved better than expected, and merger and buyout activity continued at a robust clip, fueling the equity markets. During the summer, however, a sub-prime mortgage crisis, coupled with rising food and commodity prices, led to investor fears of both a slowing economy and rising inflation. The Federal Reserve addressed the issues by lowering interest rates, which provided a boost to the equity markets. On average during the course of the period, large-capitalization stocks generally outperformed small- and mid-cap stocks, and growth style investments remained ahead of their value counterparts.

•      During the period ended October 31, 2007, the Fund underperformed the blended index. It is important to remember that the blended index does not include the hedging characteristics that are utilized by the Fund in the execution of its covered call option writing strategy. While writing covered call options offers downside protection in a falling market, it does provide a drag on performance in market conditions such as those experienced in the period ended October 31, 2007. The Fund’s most significant positive performance came from stocks held in the industrials, information technology, and health care sectors. Conversely, stock selection in utilities and financials made negative contributions to the Fund’s relative returns.(2),(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares,  when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility,  the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)   Share price and net asset value on November 30, 2006, were calculated assuming a purchase price of $20.00 per share less the sales charge of $0.90 per share paid by the shareholder.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value and at share price, of the funds that are in the same Lipper Classification as the Fund.

(3)   Holdings and sector weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of,  or guaranteed by, any depository institution. Shares are subject to investment risks,  including possible loss of principal invested.

•      For the same period, the Fund outperformed the BXM Index. The Fund’s limited over-write of stock index call options with respect to a portion of its common stock portfolio value (approximately 50%) allowed it to benefit from the generally positive market environment.

•      At October 31, 2007, the Fund had written options on 50% of its equity holdings. Option premiums available from writing call options vary with investors’ expectation of the future volatility of the underlying asset. The expectation of volatility, or “implied volatility,” is the primary variable that drives the pricing of options. The implied volatility of equity options increased during 2007, spurred, in part, by difficulties in sub-prime mortgages and turmoil in the international markets. The Fund was able to “monetize” some of this volatility in the form of higher premiums during the 11-month period ended October 31, 2007.

•      During the period covered in this report, the Fund’s dividend capture strategy proved productive, with a number of extraordinary, non-recurring dividend opportunities providing strong levels of qualified dividend income.*

* There can be no assurance that the dividend capture strategy will continue to be successful in the future. The use of this strategy exposes the Fund to increased trading costs and the potential for capital loss or gain. The amount of monthly dividend distributions may vary depending on a number of factors. As portfolio and market conditions change, the rate of distributions on Fund common shares may change.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

FUND PERFORMANCE

Performance(1)

Symbol	ETY
Total Cumulative Returns (by share price, New York Stock Exchange)
Life of Fund (11/30/06)	-3.63%

Total Cumulative Returns (at net asset value)
Life of Fund (11/30/06)	10.26%

(1)   Share price and net asset value on 11/30/06 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Top Ten Equity Holdings(2)

By total investments

General Electric Co.	2.5%
Exxon Mobil Corp.	2.5
Anadarko Petroeum Corp.	2.5
Verizon Communications, Inc.	2.3
AT&T, Inc.	2.3
McDonald’s Corp.	2.2
Pfizer, Inc.	2.2
Southern Copper Corp.	2.1
Microsoft Corp.	1.9
American International Group, Inc.	1.6

(2)   Top Ten Equity Holdings represented 22.1% of the Fund’s total investments as of October 31, 2007. Holdings are subject to change due to active management.

Common Stock Sector Allocation(3)

By total investments

(3)   As a percentage of the Fund’s total investments as of October 31, 2007. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.7%(1)
Security	Shares	Value
Aerospace & Defense — 3.5%
Boeing Co.	243,855	$24,041,664
Honeywell International, Inc.	318,095	19,216,119
Raytheon Co.	338,352	21,522,571
United Technologies Corp.	499,830	38,281,980
		$103,062,334
Air Freight & Logistics — 0.8%
FedEx Corp.	220,636	$22,800,524
		$22,800,524
Beverages — 2.6%
Coca-Cola Co.	633,605	$39,131,445
PepsiCo, Inc.	510,203	37,612,165
		$76,743,610
Biotechnology — 1.5%
Amgen, Inc.(2)	302,040	$17,551,544
Celgene Corp.(2)	178,162	11,758,692
Gilead Sciences, Inc.(2)	304,411	14,060,744
		$43,370,980
Capital Markets — 4.5%
Bank of New York Mellon Corp.	654,360	$31,965,486
Goldman Sachs Group, Inc.	135,503	33,593,904
Lehman Brothers Holdings, Inc.	273,719	17,337,361
Merrill Lynch & Co., Inc.	356,681	23,548,080
Morgan Stanley	383,836	25,816,809
		$132,261,640
Chemicals — 1.3%
Dow Chemical Co.	258,649	$11,649,551
Du Pont E.I. de Nemours and Co.	245,478	12,153,616
Monsanto Co.	159,802	15,601,469
		$39,404,636
Commercial Banks — 2.9%
Marshall & Ilsley Corp.	649,313	$27,725,665
Wachovia Corp.	573,042	26,205,211
Wells Fargo & Co.	873,179	29,696,818
		$83,627,694

Security	Shares	Value
Communications Equipment — 4.1%
Cisco Systems, Inc.(2)	1,177,355	$38,923,356
Corning, Inc.	504,116	12,234,895
Motorola, Inc.	787,475	14,796,655
Nokia Oyj ADR	906,326	35,999,269
QUALCOMM, Inc.	452,566	19,338,145
		$121,292,320
Computer Peripherals — 5.0%
Apple, Inc.(2)	176,579	$33,541,181
Dell, Inc.(2)	630,205	19,284,273
EMC Corp.(2)	1,304,899	33,131,386
Hewlett-Packard Co.	563,667	29,130,311
IBM Corp.	278,079	32,290,533
		$147,377,684
Consumer Finance — 1.0%
American Express Co.	471,302	$28,725,857
		$28,725,857
Containers & Packaging — 0.9%
Temple-Inland, Inc.	507,571	$27,241,336
		$27,241,336
Distributors — 0.8%
Genuine Parts Co.	502,283	$24,647,027
		$24,647,027
Diversified Financial Services — 3.0%
Bank of America Corp.	539,278	$26,036,342
Citigroup, Inc.	429,420	17,992,698
JPMorgan Chase & Co.	929,131	43,669,157
		$87,698,197
Diversified Telecommunication Services — 4.4%
AT&T, Inc.	1,551,359	$64,831,293
Verizon Communications, Inc.	1,413,136	65,103,176
		$129,934,469
Electric Utilities — 2.1%
American Electric Power Co., Inc.	309,756	$14,933,337
Duke Energy Corp.	768,569	14,733,468

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electric Utilities (continued)
Exelon Corp.	190,453	$15,765,699
FPL Group, Inc.	233,557	15,979,970
		$61,412,474
Electrical Equipment — 0.9%
Emerson Electric Co.	490,302	$25,628,086
		$25,628,086
Energy Equipment & Services — 3.4%
Diamond Offshore Drilling, Inc.	192,801	$21,830,857
Halliburton Co.	448,036	17,661,579
Schlumberger, Ltd.	352,024	33,994,958
Transocean, Inc.(2)	225,051	26,864,338
		$100,351,732
Food & Staples Retailing — 2.1%
Walgreen Co.	716,975	$28,428,059
Wal-Mart Stores, Inc.	747,078	33,775,396
		$62,203,455
Food Products — 1.0%
Kraft Foods, Inc., Class A	865,522	$28,917,090
		$28,917,090
Health Care Equipment & Supplies — 0.7%
Medtronic, Inc.	416,089	$19,739,262
		$19,739,262
Health Care Providers & Services — 1.5%
UnitedHealth Group, Inc.	442,210	$21,734,621
WellPoint, Inc.(2)	276,083	21,874,056
		$43,608,677
Hotels, Restaurants & Leisure — 2.2%
McDonald's Corp.	1,079,018	$64,417,375
		$64,417,375
Household Products — 1.2%
Procter & Gamble Co.	510,772	$35,508,869
		$35,508,869

Security	Shares	Value
Industrial Conglomerates — 2.5%
General Electric Co.	1,763,332	$72,578,745
		$72,578,745
Insurance — 4.6%
American International Group, Inc.	735,490	$46,424,129
Berkshire Hathaway, Inc., Class A(2)	204	27,030,000
MetLife, Inc.	458,969	31,600,016
Travelers Cos., Inc.	552,830	28,863,254
		$133,917,399
Internet Software & Services — 1.3%
eBay, Inc.(2)	299,153	$10,799,423
Google Inc., Class A(2)	40,029	28,300,503
		$39,099,926
IT Services — 0.6%
Automatic Data Processing, Inc.	336,066	$16,655,431
		$16,655,431
Machinery — 2.7%
Caterpillar, Inc.	247,470	$18,463,737
Danaher Corp.	483,008	41,379,295
ITT Industries, Inc.	291,331	19,495,870
		$79,338,902
Media — 1.5%
Time Warner Inc.	1,157,715	$21,139,876
Walt Disney Co.	619,493	21,453,043
		$42,592,919
Metals & Mining — 2.7%
Alcoa, Inc.	251,584	$9,960,211
Freeport-McMoRan Copper & Gold, Inc., Class B	89,158	10,492,113
Southern Copper Corp.	426,559	59,590,292
		$80,042,616
Multiline Retail — 0.7%
Target Corp.	319,597	$19,610,472
		$19,610,472

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Multi-Utilities — 0.5%
Dominion Resources, Inc.	168,487	$15,438,464
		$15,438,464
Oil, Gas & Consumable Fuels — 8.8%
Anadarko Petroleum Corp.	1,205,201	$71,130,963
Chevron Corp.	320,462	29,325,478
ConocoPhillips	428,881	36,437,730
Devon Energy Corp.	342,347	31,975,210
Exxon Mobil Corp.	779,389	71,695,994
Valero Energy Corp.	244,902	17,248,448
		$257,813,823
Pharmaceuticals — 6.7%
Abbott Laboratories	445,257	$24,319,937
Bristol-Myers Squibb Co.	590,485	17,708,645
Johnson & Johnson	488,743	31,851,381
Merck & Co., Inc.	492,770	28,708,780
Pfizer, Inc.	2,551,679	62,796,820
Schering-Plough Corp.	498,418	15,211,717
Wyeth	351,063	17,072,194
		$197,669,474
Retail-Food and Drug — 1.0%
CVS Caremark Corp.	734,283	$30,671,001
		$30,671,001
Road & Rail — 0.6%
CSX Corp.	381,513	$17,080,337
		$17,080,337
Semiconductors & Semiconductor Equipment — 2.3%
Applied Materials, Inc.	802,297	$15,580,608
Intel Corp.	1,285,946	34,591,947
Texas Instruments, Inc.	485,599	15,830,527
		$66,003,082
Software — 2.7%
Microsoft Corp.	1,510,088	$55,586,339
Oracle Corp.(2)	1,027,978	22,790,272
		$78,376,611

Security	Shares	Value
Specialty Retail — 1.0%
Home Depot, Inc.	525,680	$16,564,177
Lowe's Companies, Inc.	506,358	13,615,967
		$30,180,144
Textiles, Apparel & Luxury Goods — 0.5%
Nike, Inc., Class B	231,971	$15,370,398
		$15,370,398
Thrifts & Mortgage Finance — 0.6%
Fannie Mae	330,088	$18,828,220
		$18,828,220
Tobacco — 1.6%
Altria Group, Inc.	627,274	$45,747,093
		$45,747,093
Wireless Telecommunication Services — 0.4%
SprintNextel Corp.	652,403	$11,156,091
		$11,156,091
Total Common Stocks (identified cost $2,582,352,423)		$2,778,146,476
Other Investments — 0.0%
Description	Shares	Value
Cairn Energy PLC, Class B, Deferred Shares(2)(3)	1,033,567	$0
Kelda Group PLC, Deferred Shares(2)(3)	773,591	0
Total Other Investments (identified cost $0)		$0
Put Options Purchased — 0.4%
Type of contract	Number of Contracts	Value
S&P 500 Index, Expires 03/22/08, Strike 1,425	100	$338,000
S&P 500 Index, Expires 03/22/08, Strike 1,455	480	1,824,000
S&P 500 Index, Expires 03/22/08, Strike 1,460	687	2,686,170
S&P 500 Index, Expires 03/22/08, Strike 1,465	730	2,938,250
S&P 500 Index, Expires 03/22/08, Strike 1,470	997	4,127,580
Total Put Options Purchased (identified cost $24,606,632)		$11,914,000

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 3.0%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.83%(4)	89,219	$89,218,917
Total Short-Term Investments (identified cost $89,218,917)		$89,218,917
Total Investments — 98.1% (identified cost $2,696,177,972)		$2,879,279,393
Covered Call Options Written — (0.8%)

Type of Contract	Number of Contracts	Premiums Received	Value
S&P 500 Index, Expires 11/17/07, Strike 1,535	3,954	$12,416,570	$(12,099,240)
S&P 500 Index, Expires 11/17/07, Strike 1,545	2,635	8,529,444	(6,324,000)
S&P 500 Index, Expires 11/17/07, Strike 1,550	1,971	5,909,255	(3,942,000)
S&P 500 Index, Expires 11/17/07, Strike 1,560	870	2,190,686	(1,305,000)
Total Covered Call Options Written (premiums received $29,045,955)			$(23,670,240)
Other Assets, Less Liabilities — 2.7%			$78,100,861
Net Assets — 100.0%			$2,933,710,014

ADR - American Depository Receipt

(1)  A portion of each common stock has been segregated as collateral for options written.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $2,606,959,055)	$2,790,060,476
Affiliated investment, at value (identified cost, $89,218,917)	89,218,917
Foreign currency, at value (identified cost, $1,330,408)	1,337,037
Receivable for investments sold	99,090,318
Dividends receivable	3,329,268
Interest receivable from affiliated investment	439,091
Tax reclaims receivable	3,367,167
Total assets	$2,986,842,274
Liabilities
Payable for investments purchased	$26,487,448
Written options outstanding, at value (premiums received $29,045,955)	23,670,240
Payable to affiliate for investment advisory fee	2,421,520
Payable to affiliate for Trustees' fees	3,152
Other accrued expenses	549,900
Total liabilities	$53,132,260
Net Assets	$2,933,710,014
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 149,711,079 shares issued and outstanding	$1,497,111
Additional paid-in capital	2,842,655,923
Accumulated net realized loss (computed on the basis of identified cost)	(99,126,430)
Net unrealized appreciation (computed on the basis of identified cost)	188,683,410
Net Assets	$2,933,710,014
Net Asset Value
($2,933,710,014 ÷ 149,711,079 shares issued and outstanding)	$19.60

Statement of Operations

For the Period Ended
October 31, 2007(1)

Investment Income
Dividends (net of foreign taxes, $15,249,893)	$218,115,990
Interest	995,928
Interest income allocated from affiliated investment	3,745,058
Expenses allocated from affiliated investment	(348,413)
Total investment income	$222,508,563
Expenses
Investment adviser fee	$26,343,276
Trustees' fees and expenses	20,967
Custodian fee	851,955
Printing and postage	365,950
Legal and accounting services	192,145
Transfer and dividend disbursing agent fees	65,062
Organization expenses	15,000
Miscellaneous	236,868
Total expenses	$28,091,223
Deduct — Expense reimbursement from investment adviser	$15,000
Total expense reductions	$15,000
Net expenses	$28,076,223
Net investment income	$194,432,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(79,790,432)
Written options	(19,335,998)
Foreign currency transactions	(1,870,955)
Net realized loss	$(100,997,385)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$183,101,421
Written options	5,375,715
Foreign currency	206,274
Net change in unrealized appreciation (depreciation)	$188,683,410
Net realized and unrealized gain	$87,686,025
Net increase in net assets from operations	$282,118,365

(1)  For the period from the start of business, November 30, 2006, to October 31, 2007.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2007(1)
From operations — Net investment income	$194,432,340
Net realized loss from investment transactions, written options and foreign currency transactions	(100,997,385)
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	188,683,410
Net increase in net assets from operations	$282,118,365
Distributions to shareholders — From net investment income	$(192,561,385)
From tax return of capital	(14,497,588)
Total distributions to shareholders	$(207,058,973)
Capital share transactions — Proceeds from sale of shares	$2,841,125,000 (2)
Reinvestment of distributions to shareholders	18,767,049
Offering costs	(1,341,427)
Total increase in net assets from capital share transactions	$2,858,550,622
Net increase in net assets	$2,933,610,014
Net Assets
At beginning of period	$100,000
At end of period	$2,933,710,014

(1)  For the period from the start of business, November 30, 2006, to October 31, 2007.

(2)  Proceeds from sales of shares net of sales load paid of $133,875,000.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Period Ended October 31, 2007(2)
Net asset value — Beginning of period	$19.100	(3)
Income from operations
Net investment income(1)	$1.314
Net realized and unrealized gain	0.583
Total income from operations	$1.897
Less distributions
From net investment income	$(1.290)
From tax return of capital	(0.098)
Total distributions	$(1.388)
Offering costs charged to paid-in capital(1)	$(0.009)
Net asset value — End of period	$19.600
Market value — End of period	$17.130
Total Investment Return on Net Asset Value(4)	10.26	%(5)(7)
Total Investment Return on Market Value(4)	(3.63	)%(5)(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,933,710
Expenses	1.06	%(6)
Net investment income	7.27	%(6)
Portfolio Turnover	221%

(1)  Computed using average shares outstanding.

(2)  For the period from the start of business, November 30, 2006, to October 31, 2007.

(3)  Net asset value at beginning of period reflects a deduction of the sales load of $0.90 per share by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Annualized.

(7)  Not Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 5, 2005. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund will seek to generate current earnings in part by writing (selling) stock index call options on the S&P 500 Index and investing in dividend-paying common stock. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $101,048,122 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Organization and Offering Costs — Costs incurred by a Fund in connection with its organization are expensed. Costs incurred by the Fund in connection with the offering were recorded as a reduction of capital paid in excess of par.

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

K  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distributions to Shareholders

The Fund intends to make regular quarterly distributions sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. The final determination of tax characteristics of the Fund's distributions will occur after the end of the year, at which time it will be reported to shareholders. As portfolio and market conditions change, the rate of distributions and the Fund's distribution policy could change. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions paid for the period from the start of business, November 30, 2006, to October 31, 2007 was as follows:

Period Ended October 31, 2007
Distributions declared from:
Ordinary income	$192,561,385
Tax return of capital	$14,497,588

During the period from the start of business, November 30, 2006, to October 31, 2007, undistributed net investment income was decreased by $1,870,955 and accumulated net realized loss was decreased by $1,870,955 due to differences between book and tax accounting for foreign currency transactions. These reclassifications had no effect on the net assets or the net asset value per share of the Fund.

As of October 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(101,048,122)
Unrealized appreciation	$190,605,102

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for wash sales and options.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. The portion of the advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fee. For the period from the start of business, November 30, 2006, to October 31, 2007, the Fund's advisory fee totaled $26,678,388, of which $335,112 was allocated from Cash Management and $26,343,276 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's option strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a fee at an annual rate equal to 0.05% of the value of the Fund's average daily gross assets that is subject to written call options for sub-advisory services provided to the Fund.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, November 30, 2006, to October 31, 2007, EVM reimbursed the Fund $15,000 in organization expenses.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and one Trustee of the Funds are officers of EVM.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $8,750,102,395 and $6,099,442,044, respectively, for the period from the start of business, November 30, 2006, to October 31, 2007.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,688,880,565
Gross unrealized appreciation	$235,147,692
Gross unrealized depreciation	(44,748,864)
Net unrealized appreciation	$190,398,828

The net unrealized appreciation on foreign currency transactions at October 31, 2007 on a federal income tax basis was $206,274.

6  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value shares of beneficial interest. In addition, the Fund has issued common shares pursuant to the Fund's dividend reinvestment plan. Transactions in shares for the period from the start of business, November 30, 2006 to October 31, 2007 were as follows:

Period Ended October 31, 2007(1)
Sales	148,755,000
Issued to shareholders electing to receive payments of distributions in Fund shares	956,079
Net increase	149,711,079

(1) For the period from the start of business, November 30, 2006, to October 31, 2007.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 is included in the Portfolio of Investments.

Written options activity for the period from the start of business, November 30, 2006, to October 31, 2007 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	119,155	226,437,073
Options terminated in closing purchase transactions	(103,015)	(196,730,832)
Options expired	(6,710)	(660,286)
Outstanding, end of period	9,430	$29,045,955

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At October 31, 2007, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Managed
Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Diversified Equity Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, November 30, 2006, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, November 30, 2006, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2007

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

OTHER MATTERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 17, 2007. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr., Allen R. Freedman and James B. Hawkes as Class I Trustees of the Fund for a three-year term expiring in 2010 and the election of Heidi L. Steiger as Class II Trustee of the Fund for a one-year term expiring in 2008.

	Number of Shares
Nominees for Class I Trustee	For	Withheld
Benjamin C. Esty	140,038,241	1,267,332
Thomas E. Faust Jr.	140,031,203	1,274,370
Allen R. Freedman	139,988,517	1,317,056
James B. Hawkes	140,016,489	1,289,084
	Number of Shares
Nominee for Class II Trustee	For	Withheld
Heidi L. Steiger	140,038,337	1,267,236

Eaton Vance Tax-Managed Diversified Equity Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year-end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $227,712,327, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2007 ordinary income dividends, 45.1% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Managed Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Managed Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Diversified Equity Income Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2007, our records indicate that there are 82 registered shareholders and approximately 109,378 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETY.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

The Board noted that the initial approval of the investment advisory agreement and sub-advisory agreement for the Fund had occurred in November 2005 and November 2006, respectively, and that the Fund had commenced operations in November 2006. The Board, and the Special Committee of the Board also reviewed extensive information about the Adviser and Sub-adviser to the Fund in connection with their services to other Eaton Vance Funds. Based on its consideration of the information presented in connection with the other advisory contract renewals, the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Diversified Equity Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreement with Rampart Investment Management Company, Inc. ("Rampart," the "Sub-adviser") including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising the Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes, including the S & P 500 Index. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance; Management Fees and Expenses; Profitability; Economies of Scale

The Board noted that the Fund had only commenced operations on November 30, 2006. In connection with the original contract approval in 2005, the Board examined the management fees and expenses proposed to be payable by the Fund and concluded that they were reasonable. In light of the Fund's extremely brief operating history, the Board concluded that additional time was required to evaluate Fund performance, profitability of the Fund to the Adviser and its affiliates, and the extent to which the benefits from economies of scale are being realized and shared equitably between the Adviser and the Fund.

Eaton Vance Tax-Managed Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and Vice President	Trustee until 2010. 3 years. Trustee since 2007. Vice President since 2005.	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 5 private investment companies in the Eaton Vance Fund Complex. Mr. Faust is an interested person because of his positions with EVM, BMR, EVC and EV, which are affiliates of the Trust and Portfolios.	176	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2010. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2005.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2008. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2005.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Eaton Vance Tax-Managed Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Until 2008. 1 year. Trustee since 2007.	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); Formerly, President and Contributing Editor, Worth Magazine (2004); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2009. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007. Trustee until 2009, 3 years. Trustee since 2005.	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2005	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2005	Director of Equity Research and a Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund's annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on August 27, 2007.

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Investment Adviser of Tax-Managed Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Tax-Managed Diversified Equity Income Fund
Rampart Investment Management

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Diversified Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2897-12/07    CE-TMDEISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s initial fiscal period from November 30, 2006 to October 31, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	11/30/06 to 10/31/07

Audit Fees	$75,500

Audit-Related Fees(1)	$0

Tax Fees(2)	$10,000

All Other Fees(3)	$0

Total	$85,500

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

 (e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the initial fiscal period from November 30, 2006 to October 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time period.

Fiscal Years Ended	11/30/06 to 10/31/07

Registrant(1)	$10,000

Eaton Vance(2)	$286,446

 (1) The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser, Rampart Investment Management Company, Inc. (“Rampart”). Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and the Director of Equity Research at EVM and Boston Management and Research (“BMR”). He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996. Mr. Allison is a Vice President of EVM and BMR and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance in 2000.

Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	8	$15,999.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael A. Allison
Registered Investment Companies	3	$10,226.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ronald M. Egalka
Registered Investment Companies	7	$14,628.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	381	$1,350.8	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001-$50,000
Michael A. Allison	$10,001-$50,000
Ronald M. Egalka	$10,001-$50,000

Potential for Conflicts of Interest. The portfolio managers manage multiple investment portfolios. Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information. In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities. EVM and the sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts. There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Rampart

The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus.

There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	December 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 14, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	December 14, 2007